Exhibit 10.4

WARRANT CERTIFICATE NO.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND UNTIL THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT TO (A) A “QUALIFIED INSTITUTIONAL BUYER” PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) A PERSON WHO IS NOT A U.S. PERSON IN AN “OFFSHORE TRANSACTION” PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AS CONFIRMED TO THE COMPANY, IF SO REQUESTED BY THE COMPANY, BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.

WARRANT CERTIFICATE

To Purchase Membership Interests of:

BOND STREET HOLDINGS LLC

THIS IS TO CERTIFY THAT,                              and any Permitted Transferee pursuant to Section 8.1 below who becomes the registered holder hereof (the “Holder”) is entitled to purchase from Bond Street Holdings LLC, a Delaware limited liability company (the “Company”), Class A membership interests in the Company (collectively with Class B Non-Voting membership interests in the Company, the “Interests”), on the terms and conditions hereinafter set forth.  Capitalized terms not otherwise defined in the text hereof shall have the respective meanings ascribed to them in Section 7.

1.

Issuance of Warrants

1.1

Issuance and Exercise.  1)  The Company hereby issues to the Holder warrants to purchase           Class A membership interests, as adjusted as provided herein (the “Warrants”), at the applicable purchase price per Interest as set forth in Section 1.1(b) below (the “Exercise Price”).  The Interests, or other securities for which the Warrants may be exercised as a result of transactions contemplated by Article II, are referred to as the “Warrant Interests.”

(b)

Exercisability.  Subject to the terms and conditions of this Warrant Certificate, the Warrants shall become exercisable in three substantially equal portions on each of the 6-month, 18-month and 30-month anniversaries of the consummation of a Qualified IPO (each an “Exercisability Date”). The exercise schedules and exercise prices for the Warrants are set forth in the below table.

Exercisability Date	Incremental Exercisability	Total Exercisable	Exercise Price	Calculation

6-month anniversary of consummation of Qualified IPO	33.33%	33.33%	$24.24	$20 x (1.08)^2.5

18-month anniversary of consummation of Qualified IPO	33.33%	66.66%	$26.18	$20 x (1.08)^3.5

30-month anniversary of consummation of Qualified IPO	33.33%	100.00%	$28.28	$20 x (1.08)^4.5

1.2

Exercise Period.  Subject to the terms and conditions of this Warrant Certificate, the applicable amount of the Warrants shall be exercisable commencing on each Exercisability Date and once exercisable shall continue to be exercisable until 5:00 p.m., Eastern Time, on November 12, 2016 (the “Exercise Period”); provided, however, that upon the consummation of a Special Transaction (as hereinafter defined) effective immediately prior to the consummation of such Special Transaction, all amounts of the Warrants, if any, that are not yet exercisable, shall immediately become exercisable and constitute exercisable Warrants.  After the Exercise Period, the Holder shall have no further rights to exercise the Warrants or to acquire Warrant Interests under this warrant certificate and the Warrant will be void and of no value or effect.

1.3

Interests To Be Issued.  The Company covenants and agrees that all of the securities issuable upon the exercise of the Warrants in accordance with the terms hereof will, upon issuance in accordance with the terms hereof and payment of the Exercise Price therefor, be duly authorized and validly issued and outstanding Interests.

1.4

Registration of Warrant.  The Company shall register this Warrant in a warrant register to be maintained by the Company for that purpose (the “Warrant Register”).  Any Warrants issued upon the transfer or exercise in part of this Warrant, in accordance with the terms and conditions of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued.  The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

2.

Anti-Dilution Provisions; Adjustments to Warrants

2.1

Interest Dividends and Distributions.  If the Company shall fix a record date for all holders of its Interests to receive a dividend or distribution payable in additional Interests without payment therefor, then the number of Warrant Interests purchaseable under the Warrants shall be proportionately increased as of the time of such issuance so that the Holder of the Warrants, if exercised after that date, shall be entitled to receive the number and kind of Warrant Interests and Interests in the Company which the Holder of the Warrants would have owned and been entitled to receive as a result of the dividend or distribution had the Warrants been exercised immediately prior to that date.

2.2

Other Dividends and Distributions.  If the Company shall fix a record date for all holders of Interests to receive a dividend or other distribution payable in securities of the Company other than Interests without payment therefor, then lawful and adequate provision shall be made so that the Holder of the Warrants shall be entitled to receive upon exercise of the Warrants after such dividend or other distribution, in addition to the number of Warrant Interests immediately theretofore issuable upon exercise of the Warrants, the kind and number of securities of the Company which the Holder would have owned and been entitled to receive had the Warrants been exercised immediately prior to that date.

2.3

Reclassification, Exchange and Substitution.  If the Interests are changed into the same or a different type or number of securities, whether by recapitalization, reclassification, conversion (pursuant to Section 9(f) of the Operating Agreement) or otherwise (other than by a dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article II), then the Holder of the Warrants shall be entitled to receive upon exercise of the Warrants after such change, in lieu of the Warrant Interests immediately theretofore issuable upon exercise of the Warrants, the kind and amount of securities and property receivable upon such recapitalization, reclassification or other change, by the holders of the number of Interests for which the Warrants could have been exercised immediately prior to such recapitalization, reclassification or other change.

2.4

Reorganizations, Mergers, Consolidations or Sales of Assets.  If any of the following transactions (each, a “Special Transaction”) shall become effective:  (a) a capital reorganization, security exchange or exchange offer (other than a recapitalization, subdivision, combination, reclassification or exchange of Interests provided for elsewhere in this Article II), (b) a consolidation or merger of the Company with and into another entity, or (c) a sale or conveyance of all or substantially all of the Company’s assets or securities; then as a condition of any Special Transaction, lawful and adequate provision shall be made so that the Holder of the Warrants shall thereafter have the right to purchase and receive upon exercise of the Warrants, in lieu of the Warrant Interests immediately theretofore issuable upon exercise of the Warrants, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Special Transaction if it had been, immediately prior to such Special Transaction, the holder of the number of Warrant Interests then issuable upon exercise in full of this Warrant (the “Alternate Consideration”).  The applicable Exercise Price per tranche for this Warrant will not be affected by any Special Transaction.  At the Holder’s request, any successor to the Company or surviving entity in such Special Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof.  The terms of any agreement pursuant to which a Special Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 2.5 and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Special Transaction.

2.5

Liquidation.  If the Company shall, at any time prior to the end of the Exercise Period, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise the Warrants that have become exercisable.  Upon such exercise, the Holder shall have the right to receive, in lieu of the Interests that the Holder otherwise would have been entitled to receive upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Interests had the Holder been the holder of record of such Interests receivable upon exercise of the Warrants on the date for determining those entitled to receive any such distribution. Notwithstanding the foregoing, the Holder acknowledges and agrees that the Warrants and the Warrant Interests issuable upon exercise hereof shall not receive any distribution from the Escrow Account in respect of the liquidation of the Escrow Account pursuant to Section 5(g)(iii) of the Operating Agreement.

2.6

No Impairment.  The Company will not, by amendment of its limited liability company agreement or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company (i) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue Warrant Interests, free from all liens, security interests, encumbrances, preemptive or similar rights and charges of equityholders (other than those imposed by the Holder), upon the exercise of the Warrants, and (ii) will not close its corporate books or records in any manner which interferes with the timely exercise of this Warrant.

2.7

Notice.  Whenever the Warrants or the number of Warrant Interests is to be adjusted as provided herein, the Company shall forthwith as soon as reasonably practicable, but in no event later than five (5) business days following the event that causes such adjustment, cause to be sent to the Holder a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof.

2.8

Fractional Interests.  The Company shall not be required to issue fractions of Interests upon the exercise of the Warrants.  If any fraction of an Interest would be issuable upon the exercise of the Warrants, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, as the Company’s managing member may in good faith determine.

2.9

Successive Application.  The provisions of this Article II shall apply from time to time to successive events covered by this Article II.  Upon the occurrence of any event contemplated by this Article II, all references to Interests, to the Company and to other defined terms shall be equitably adjusted to protect the interests of the Holder.

3.

Exercise

3.1

Exercise of Warrants.  2)  The Holder may exercise the Warrants only by (i) surrendering this Warrant Certificate with the form of exercise notice attached hereto as Exhibit A duly executed by the Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Warrant Interests as set forth in Section 3.1(b).  Upon any partial exercise of the Warrants, the Company shall issue to the Holder, for its surrendered Warrant Certificate, a replacement Warrant Certificate identical in all respects to this Warrant Certificate, except that the number of Warrant Interests shall be reduced accordingly.  Notwithstanding anything to the contrary contained herein, the Holder may only exercise the Warrants as to those Warrant Interests that are exercisable.

(b) The Holder shall pay the Exercise Price in immediately available funds; provided, however, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Interests determined as follows:

X = Y (A-B) A
where:
X = the number of Warrant Interests to be issued to the Holder.

Y = the number of Warrant Interests with respect to which this Warrant is being exercised.

A = the fair value of an Interest on the Exercise Date, as determined in good faith by the managing member of the Company

B = the Exercise Price.

3.2

Issuance of Warrant Interests; Requirement to be Bound by Operating Agreement.  The Warrant Interests purchased shall be issued to the Holder exercising the Warrants as of the close of business on the business day on which all actions and payments required to be taken or made by the Holder hereunder shall have been so taken or made, and all documents and payments have been received by the Company.  Each person in whose name any Warrant Interest certificate is issued upon exercise of the Warrants shall for all purposes be deemed to have become the holder of record of the Warrant Interests for which the Warrants were exercised as of the date of exercise and shall as a condition to such exercise, execute and deliver a signature page or joinder to the limited liability company agreement of the Company (the “Operating Agreement”), and such Warrant Holder shall become a member of the Company and shall be bound by the terms and conditions of the Company’s then existing Operating Agreement. Certificates for the Warrant Interests so purchased, representing the aggregate number of shares specified in the form of exercise notice, shall be delivered to the Holder within a reasonable time, but in no event later than three (3) business days following the date of exercise.

4.

No Member Rights for the Holder

Except as provided herein, the Holder shall not, solely by virtue of the Warrants and prior to the issuance of the Warrant Interests upon due exercise and payment therefore, be entitled to any rights as a member of the Company.  No provision of the Warrants, in the absence of affirmative action by the Holder to purchase Warrant Interests, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a member of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.

Loss

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction)  reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall immediately execute and deliver a replacement Warrant Certificate of like tenor and date.

6.

Representations of the Holder

The Holder further understands that the Holder of the Warrants represents to the Company that it is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants and the Warrant Interests.  The Holder further represents that it is acquiring the Warrants and the right to acquire the Warrant Interests for investment purposes only, for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.  The certificates representing the Warrant Interests shall bear any legends required by the Operating Agreement, including a legend substantially similar to the following:

“THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND UNTIL THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT TO (A) A “QUALIFIED INSTITUTIONAL BUYER” PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) A PERSON WHO IS NOT A U.S. PERSON IN AN “OFFSHORE TRANSACTION” PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AS CONFIRMED TO THE COMPANY BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.”

7.

Definitions.  For the purposes of this Warrant Certificate:

“Affiliate” has the meaning ascribed to it in the Operating Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Escrow Account” has the meaning ascribed to it in the Operating Agreement.

“Investment Transaction Deadline” has the meaning ascribed to it in the Operating Agreement.

“Offering Memorandum” has the meaning ascribed to it in the Operating Agreement.

“Operating Agreement” means that certain amended and restated limited liability agreement of the Company dated November 12, 2009.

“Permitted Transferee” means (1) any Affiliate (as defined above) of the Holder, provided that such person or entity is an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act; (2) to the extent that the Holder is a partnership, any partner of the Holder, to the extent that the Holder is limited liability company, any member of Holder and to the extent the Holder is a corporation, any stockholder of the Holder; or (3) (a) any transferee of the Warrants, or any portion hereof, as a bona fide gift or gifts; or (b) any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder; provided that in each of (1), (2) and (3), the transferee agrees in writing to be bound by the restrictions on transfer applicable to the Company’s officers contained in the Offering Memorandum under the Section entitled “Plan of Distribution – Lock-Up Agreements.”

“Qualifying Investment Transaction” has the meaning ascribed to it in the Operating Agreement.

 “Qualified IPO” has the meaning ascribed to it in the Operating Agreement.

 “Securities Act” means the Securities Act of 1933, as amended.

8.

Miscellaneous

8.1

Assignment.  The Warrants and the rights, obligations and duties of the Company or the Holder hereunder shall not be assignable or otherwise transferable by either party, except that, subject to the provisions of this Section 8.1, this Warrant and all rights hereunder are transferable, as to all or any portion of the Warrants, by the Holder to a Permitted Transferee (as defined in Section 7 above) upon the surrender of this Warrant Certificate with a properly executed Assignment Form in substantially the form attached hereto as Exhibit B (the “Assignment”) at the principal office of the Company.  No transfer of this Warrant or any rights hereunder may be transferred unless the Company receives from the Permitted Transferee such documents, representations and legal opinions as the Company may reasonably request to assure that the proposed transfer complies with applicable state and federal securities laws.  On the surrender of this Warrant Certificate in connection with a transfer of Warrants to a Permitted Transferee in accordance with this Section 8.1, the Company at its expense shall issue to the Permitted Transferee a new warrant certificate of like tenor, in the name of the Permitted Transferee, for the number of Warrants specified in the Assignment, and the Company at its expense shall issue to the Holder, in exchange for its surrendered Warrant Certificate, a replacement warrant certificate identical in all respects to this Warrant Certificate except that the number of Warrant Interests shall be reduced accordingly by the amount of Warrants transferred to the Permitted Transferee.

8.2

Modification.  The Company may, without the consent of the Holder, by issuance of a replacement warrant certificate or otherwise, (i) make any changes or corrections in this Warrant Certificate that are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Holder, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that, in the case of (i) or (ii), such changes or corrections shall not adversely affect the interests of the Holder.  This Warrant may also be amended or waived with the consent of the Company and the Holder.

8.3

Binding Effect and Benefit.  The Warrants shall inure to the benefit of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

8.4

Further Assurances.  The Company and the Holder agree that from time to time hereafter, upon request, each party will, at such party’s sole expense, execute and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of the Warrants.

8.5

Governing Law; Waiver of Jury Trial; Attorney’s Fees.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT  SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.  EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY THIS WARRANT (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN.  EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS WARRANT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS WARRANT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

8.6

Headings and Captions.  Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of this Warrant Certificate.

8.7

Notice.  All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested, or (iv) sent by electronic transmission as follows:

If to Company, to:

with copies via e-mail to:

If to the Holder, addressed or delivered in person to:

or to such other address as either party may designate by notice in accordance with this Section.

Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received.

8.8

Gender and Pronouns.  Throughout this Warrant Certificate, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

8.9

Entire Agreement.  This Warrant Certificate constitutes the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.  There are no representations or warranties with respect to the subject matter of this Warrant Certificate other than as expressly set forth herein.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered as of the __ day of ___________, ____.

BOND STREET HOLDINGS LLC

By:
Name:
Title:

Agreed and Accepted:

[HOLDER]

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

[To be executed only upon exercise of the Warrants]

The undersigned registered owner of the Warrants irrevocably exercises the Warrants for the purchase of the number of Interests of Bond Street Holdings LLC as is set forth below, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant Certificate and requests that the books and records of the Company be updated to reflect such purchase and issuance, and, if such Interests shall not include all of the Interests now and hereafter issuable as provided in the attached Warrant Certificate, then Bond Street Holdings LLC shall, at its own expense, promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the Interests issuable thereunder.

Date:

Number of Interests Purchased:

Aggregate Exercise Price:     $

or

Number of Interests surrendered on cashless exercise:

Printed Name of Registered Holder:

Signature of Registered Holder:

NOTICE:

The signature on this Exercise Notice must correspond with the name as written upon the face of the attached Warrant Certificate.

EXHIBIT B

ASSIGNMENT FORM

[To be executed only upon transfer of Warrants to a Permitted Transferee]

For value received, the undersigned Holder hereby sells, assigns and transfers unto the transferee named below the number of Warrants as is specified below, with respect to the attached Warrant Certificate dated _________ __, ____, and appoints the Managing Member of the Company, with full power of substitution, as attorney to transfer said Warrants on the books of the Company.  Capitalized terms in the text hereof shall have the respective meanings ascribed to them in the attached Warrant Certificate.

Name of Permitted Transferee:

Address of Permitted Transferee:

Number of Warrants Transferred:

The replacement Warrant Certificate for Warrants not transferred by the Holder is to be issued and registered in the name of the Holder and delivered to the following address:

Address of Holder:

Signature of Holder:

Date:

NOTICE:

The signature on this Assignment must correspond with the name as written upon the face of the attached Warrant Certificate.

Signature of Holder Guaranteed:

AMENDMENT TO 2009 WARRANT CERTIFICATE

Amendment dated as of November 19, 2013, to Warrants originally dated November 12, 2009, between Bond Street Holdings, Inc. and the undersigned Warrant Certificate Holder.

On November 12, 2009, the undersigned (or its transferor) was granted Warrants to purchase membership interests in Bond Street Holdings LLC, a Delaware Limited Liability Company that was subsequently converted into a Delaware corporation and is now called Bond Street Holdings, Inc. (“Bond Street”).

The Warrants owned by the undersigned are represented by the certificates listed next to the undersigned’s name below (the “Warrant Certificates”).

Pursuant to Section 8.2 of each of the Warrant Certificates, Bond Street and the undersigned hereby agree as follows:

1. Section 1.2 of each Warrant Certificate is hereby amended to read as follows:

“1.2 Exercise Period.  Subject to the terms and conditions of this Warrant Certificate, the applicable amount of the Warrants shall be exercisable commencing on each Exercisability Date and once exercisable shall continue to be exercisable until 5:00 p.m., Eastern Time, on November 12, 2019 (the “Exercise Period”); provided, however, that upon the consummation of a Special Transaction (as hereinafter defined) effective immediately prior to the consummation of such Special Transaction, all amounts of the Warrants, if any, that are not yet exercisable, shall immediately become exercisable and constitute exercisable Warrants.  After the Exercise Period, the Holder shall have no further rights to exercise the Warrants or to acquire Warrant Interests under this warrant certificate and the Warrant will be void and of no value or effect.

3. Section 2.4 of each Warrant Certificate is hereby amended to read as follows:

2.4  “Reorganizations, Mergers, Consolidations or Sales of Assets.  If any of the following transactions (each, a “Special Transaction”) shall become effective: (a) a capital reorganization, security exchange or exchange offer of the Company or any of its subsidiaries, including Florida Community Bank, N.A. (the “Bank”) (other than a recapitalization, subdivision, combination, reclassification or exchange of Interests provided for elsewhere in this Article II), (b) a consolidation or merger of the Company or the Bank with and into another entity, (c) a sale or conveyance of all or substantially all of the assets or securities of the Company or the Bank, (d) a merger or consolidation involving the Company or the Bank in which the Company or the Bank is the surviving entity but the holders of shares in the Company receive securities of another entity and/or other property, including cash, (e) the sale of more than 50% of the outstanding equity securities of the Company or the Bank, except in a public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act (as defined herein), (f) the dissolution or liquidation of the Company or the Bank, (g) a merger or consolidation involving the Company or the Bank in which the Company or the Bank is not the surviving entity, or (h) any merger, share exchange, consolidation or other reorganization or business combination of the Company or the Bank if immediately after such transaction either (A) persons who were members of the board of directors of the Company or Bank, as applicable, immediately prior to such transaction do not constitute at least a majority of the board of directors of the surviving entity, or (B) the holders of the voting capital stock of the Company or the Bank immediately prior to such transaction have not received, pursuant to the terms of such transaction, a majority of the voting equity securities of the surviving entity; then as a condition of any Special Transaction, lawful and adequate protection shall be made so that the Holder of the Warrants shall thereafter have the right to purchase and receive upon exercises of the Warrants, in lieu of the Warrant Interests immediately theretofore issuable upon exercise of the Warrants, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Special Transaction if it had been, immediately prior to such Special Transaction, the holder of the number of Warrant Interests then issuable upon exercise in full of this Warrant (the “Alternative Consideration”).  The applicable Exercise Price for this Warrant will not be affected by any Special Transaction.  At the Holder's request, any successor to the Company (or the Bank) or surviving entity in such Special Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternative Consideration for the aggregate Exercise Price upon exercise thereof.  The terms of any agreement pursuant to which a Special Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provision of this Section 2.4 and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Special Transaction.

IN WITNESS WHEREOF, Bond Street and the undersigned have caused this Amendment to 2009 Warrant Certificate to be duly executed and delivered as of the date first written above.

BOND STREET HOLDINGS, INC.

By:

Warrant Holder:

Certificate Nos: